BLACKROCK ETF TRUST

BlackRock Future Financial and Technology ETF

(the “Fund”)

Supplement dated March 10, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated August 9, 2022

Effective March 17, 2023, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The second paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies”, the second paragraph of the section of the Prospectus entitled “More Information About the Fund — Additional Information on Principal Investment Strategies” and the second paragraph of the section of the SAI entitled “Investment Strategies and Risks of the Fund” are deleted in their entirety and replaced with the following:

Financials and information technology companies may include those companies in the businesses of, among others: IT services, software, banks, thrifts and mortgage finance, diversified financial services, capital markets, consumer finance and insurance. The Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in the financials and technology groups of industries, in aggregate. Because this concentration is measured in aggregate across both groups of industries, at a given time the Fund may have less than 25% of its total assets invested in either the financials or the technology groups of industries. BFA determines, in its discretion, whether a company is a financials and information technology company.

Shareholders should retain this Supplement for future reference.

PR2SAI-FFT-0323SUP